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                                                                EXHIBIT 99(a)(5)
                         Notice of Guaranteed Delivery
                                      for
                        Tender of Shares of Common Stock

                                       of
                                  Go2Net, Inc.

                                       to
                          Vulcan Ventures Incorporated

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     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00
                                   MIDNIGHT,
 NEW YORK CITY TIME, ON THURSDAY, APRIL 15, 1999, UNLESS THE OFFER IS EXTENDED.
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   This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $.01 per share (the "Shares"), of Go2Net, Inc., a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Depositary. See Section 2 of the Offer to Purchase.

                        The Depositary for the Offer is:

                       IBJ WHITEHALL BANK & TRUST COMPANY

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
         Mailing Address:           By Facsimile Copy Number:      Hand/Overnight Delivery:
IBJ Whitehall Bank & Trust Company        (For Eligible       IBJ Whitehall Bank & Trust Company
           P.O. Box 84                 Institutions Only)              One State Street
      Bowling Green Station              (212) 858-2611            New York, New York 10004
  New York, New York 10274-0084                               Attn: Securities Processing Window,
 Attn: Reorganization Operations       Confirm Receipt of            Subcellar One, (SC-1)
            Department               Facsimile by Telephone:
                                         (212) 858-2103
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   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION
OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

   The undersigned hereby tenders to Vulcan Ventures Incorporated, a Washington corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 19, 1999 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

 Number of Shares:

                                         Name(s) of Record Holder(s):

 _____________________________________   _____________________________________

 Certificate Numbers (if available):     _____________________________________
                                                     (Please Print)

 _____________________________________
                                         Address:

 [_]Check box if Shares will be
    delivered by book-entry transfer     _____________________________________

                                         _____________________________________
                                                       (Zip Code)

                                         Area Code and Telephone No.: ________

                                         Signature(s): _______________________

                                         _____________________________________

                                         Dated: ________________________, 1999


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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm which is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) represents that such tender of Shares complies with Rule 14e-4 under the Exchange Act, (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three Nasdaq National Market trading days after the date hereof.



 _____________________________________   _____________________________________
 Name of Firm                            Authorized Signature


 _____________________________________   _____________________________________
 Address

                                         Title

 _____________________________________   Name: _______________________________
 Zip Code                                      Please Type or Print



 _____________________________________   Dated: ________________________, 1999

 Area Code and Telephone No.


                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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